DISCOVER FINANCIAL SERVICES								Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	March 31, 2015 vs. March 31, 2014
EARNINGS SUMMARY
Interest Income	$1,929	$1,974	$1,926	$1,863	$1,833	$96	5%
Interest Expense	300	302	288	274	270	30	11%
Net Interest Income	1,629	1,672	1,638	1,589	1,563	66	4%
Discount/Interchange Revenue	536	620	599	595	519	17	3%
Rewards Cost	268	517	304	268	265	3	1%
Discount and Interchange Revenue, net	268	103	295	327	254	14	6%
Protection Products Revenue	71	75	78	78	83	(12)	(14%)
Loan Fee Income	81	86	85	80	83	(2)	(2%)
Transaction Processing Revenue	42	46	46	46	44	(2)	(5%)
Other Income	80	55	48	52	51	29	57%
Total Other Income	542	365	552	583	515	27	5%

Revenue Net of Interest Expense	2,171	2,037	2,190	2,172	2,078	93	4%

Provision for Loan Losses	390	457	354	360	272	118	43%

Employee Compensation and Benefits	331	314	320	301	307	24	8%
Marketing and Business Development	182	216	182	168	169	13	8%
Information Processing & Communications	88	88	87	87	84	4	5%
Professional Fees	127	128	111	112	99	28	28%
Premises and Equipment	24	24	23	22	23	1	4%
Other Expense	121	162	104	107	102	19	19%
Total Other Expense	873	932	827	797	784	89	11%

Income Before Income Taxes	908	648	1,009	1,015	1,022	(114)	(11%)
Tax Expense	322	244	365	371	391	(69)	(18%)
Net Income	$586	$404	$644	$644	$631	($45)	(7%)

Net Income Allocated to Common Stockholders	$573	$392	$630	$630	$618	($45)	(7%)

Effective Tax Rate	35.5%	37.7%	36.2%	36.6%	38.3%

Net Interest Margin	9.69%	9.76%	9.78%	9.84%	9.87%	(18)	bps
Operating Efficiency	40.2%	45.8%	37.8%	36.7%	37.7%	248	bps
ROE	21%	14%	23%	23%	23%

Ending Common Shares Outstanding	445	449	455	465	468	(23)	(5%)
Weighted Average Common Shares Outstanding	448	452	460	466	471	(23)	(5%)
Weighted Average Common Shares Outstanding (fully diluted)	448	453	461	467	472	(24)	(5%)

PER SHARE STATISTICS
Basic EPS	$1.28	$0.87	$1.37	$1.35	$1.31	($0.03)	(2%)
Diluted EPS	$1.28	$0.87	$1.37	$1.35	$1.31	($0.03)	(2%)
Common Stock Price (period end)	$56.35	$65.49	$64.39	$61.98	$58.19	($1.84)	(3%)
Book Value per share	$25.22	$24.79	$24.82	$24.46	$23.53	$1.69	7%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	March 31, 2015 vs. March 31, 2014
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$881	$646	$981	$984	$994	($113)	(11%)
Payment Services	27	2	28	31	28	(1)	(4%)
Total	$908	$648	$1,009	$1,015	$1,022	($114)	(11%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	456	523	522	514	461	(5)	(1%)
PULSE Network	1,024	1,085	1,071	1,090	1,037	(13)	(1%)
Total	1,480	1,608	1,593	1,604	1,498	(18)	(1%)

NETWORK VOLUME
PULSE Network	$40,814	$41,788	$40,636	$41,500	$41,927	($1,113)	(3%)
Network Partners	2,949	2,263	2,185	2,617	2,381	568	24%
Diners Club International [1]	6,474	6,933	6,777	6,733	6,527	(53)	(1%)
Total Payment Services	50,237	50,984	49,598	50,850	50,835	(598)	(1%)
Discover Network - Proprietary	27,324	32,005	30,577	30,342	26,547	777	3%
Total	$77,561	$82,989	$80,175	$81,192	$77,382	$179	0%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	March 31, 2015 vs. March 31, 2014
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$14,701	$11,339	$11,480	$11,254	$13,858	$843	6%
Total Loan Receivables	67,648	69,969	67,366	65,875	63,852	3,796	6%
Allowance for Loan Losses	(1,776)	(1,746)	(1,644)	(1,614)	(1,591)	(185)	(12%)
Net Loan Receivables	65,872	68,223	65,722	64,261	62,261	3,611	6%
Premises and Equipment, net	678	670	661	665	668	10	1%
Goodwill and Intangible Assets, net	432	433	461	463	466	(34)	(7%)
Other Assets	2,495	2,461	2,272	2,294	2,331	164	7%
Total Assets	$84,178	$83,126	$80,596	$78,937	$79,584	$4,594	6%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$29,303	$28,766	$28,830	$28,739	$28,711	$592	2%
Brokered Deposits and Other Deposits	17,124	17,323	16,552	15,706	16,273	851	5%
Deposits	46,427	46,089	45,382	44,445	44,984	1,443	3%
Borrowings	23,090	22,657	21,057	20,177	20,306	2,784	14%
Accrued Expenses and Other Liabilities	3,450	3,246	2,856	2,934	3,273	177	5%
Total Liabilities	72,967	71,992	69,295	67,556	68,563	4,404	6%
Total Equity	11,211	11,134	11,301	11,381	11,021	190	2%
Total Liabilities and Stockholders' Equity	$84,178	$83,126	$80,596	$78,937	$79,584	$4,594	6%

LIQUIDITY
Liquidity Portfolio	$14,162	$10,752	$10,944	$10,337	$12,141	$2,021	17%
Undrawn Credit Facilities [1]	24,340	23,524	22,877	22,964	22,284	2,056	9%
Total Liquidity	$38,502	$34,276	$33,821	$33,301	$34,425	$4,077	12%

BALANCE SHEET STATISTICS
Total Common Equity	$10,651	$10,574	$10,741	$10,821	$10,461	$190	2%
Total Common Equity/Total Assets	12.7%	12.7%	13.3%	13.7%	13.1%
Total Common Equity/Net Loans	16.2%	15.5%	16.3%	16.8%	16.8%

Tangible Assets	$83,746	$82,693	$80,135	$78,474	$79,118	$4,628	6%
Tangible Common Equity [2]	$10,219	$10,141	$10,280	$10,358	$9,995	$224	2%
Tangible Common Equity/Tangible Assets [2]	12.2%	12.3%	12.8%	13.2%	12.6%
Tangible Common Equity/Net Loans [2]	15.5%	14.9%	15.6%	16.1%	16.1%
Tangible Common Equity per share [2]	$22.99	$22.58	$22.57	$22.26	$21.34	$1.65	8%

REGULATORY CAPITAL RATIOS	Basel III Transition	Basel I
Total Risk Based Capital Ratio [3]	17.6%	17.0%	17.8%	18.3%	18.1%
Tier 1 Risk Based Capital Ratio [3]	15.6%	14.9%	15.6%	16.0%	15.8%
Tier 1 Common Capital Ratio [3,4]	N/A	14.1%	14.8%	15.2%	14.9%
Tier 1 Leverage Ratio [3]	13.3%	13.2%	13.7%	14.0%	13.4%
Common Equity Tier 1 Capital Ratio [3]	14.8%	N/A	N/A	N/A	N/A
	Basel III Fully Phased-in
Common Equity Tier 1 Capital Ratio [5]	14.7%	14.1%	14.7%	N/A	N/A

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

[2]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

3 As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I at December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014

[4] Tier 1 Common Capital Ratio (under Basel I) is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[5] Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	March 31, 2015 vs. March 31, 2014
AVERAGE BALANCES
Assets
Cash and Investment Securities	$12,148	$11,886	$10,742	$11,037	$11,244	$904	8%
Restricted Cash	605	242	498	563	1,768	(1,163)	(66%)
Credit Card Loans	54,038	54,169	53,130	51,718	51,347	2,691	5%
Private Student Loans	8,721	8,478	8,310	8,301	8,377	344	4%
Personal Loans	5,047	4,954	4,718	4,426	4,259	788	19%
Other Loans	342	329	323	283	244	98	40%
Total Loans	68,148	67,930	66,481	64,728	64,227	3,921	6%
Total Interest Earning Assets	80,901	80,058	77,721	76,328	77,239	3,662	5%
Allowance for Loan Losses	(1,753)	(1,676)	(1,625)	(1,599)	(1,678)	(75)	(4%)
Other Assets	4,439	4,303	4,289	4,253	4,271	168	4%
Total Assets	$83,587	$82,685	$80,385	$78,982	$79,832	$3,755	5%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,891	$28,828	$28,835	$28,752	$28,572	$319	1%
Brokered Deposits and Other Deposits	17,096	16,755	15,810	15,638	16,280	816	5%
Total Interest-bearing Deposits	45,987	45,583	44,645	44,390	44,852	1,135	3%
Short-term Borrowings	126	107	129	113	93	33	35%
Securitized Borrowings	17,220	17,219	16,535	15,976	17,014	206	1%
Other Long-term Borrowings	5,307	4,950	4,341	3,889	3,572	1,735	49%
Total Interest-bearing Liabilities	68,640	67,859	65,650	64,368	65,531	3,109	5%
Other Liabilities & Stockholders' Equity	14,947	14,826	14,735	14,614	14,301	646	5%
Total Liabilities and Stockholders' Equity	$83,587	$82,685	$80,385	$78,982	$79,832	$3,755	5%

AVERAGE RATES
Assets
Cash and Investment Securities	0.62%	0.72%	0.80%	0.76%	0.75%	(13)	bps
Restricted Cash	0.11%	0.10%	0.09%	0.08%	0.08%	3	bps
Credit Card Loans	12.05%	12.08%	12.04%	12.10%	12.14%	(9)	bps
Private Student Loans	6.95%	6.85%	6.82%	6.84%	6.85%	10	bps
Personal Loans	12.19%	12.25%	12.21%	12.49%	12.54%	(35)	bps
Other Loans	4.23%	3.78%	3.83%	3.69%	3.27%	96	bps
Total Loans	11.37%	11.40%	11.36%	11.42%	11.44%	(7)	bps
Total Interest Earning Assets	9.67%	9.78%	9.83%	9.79%	9.62%	5	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.25%	1.26%	1.26%	1.27%	1.29%	(4)	bps
Brokered Deposits and Other Deposits	1.50%	1.53%	1.54%	1.54%	1.54%	(4)	bps
Total Interest-bearing Deposits	1.34%	1.36%	1.36%	1.37%	1.38%	(4)	bps
Short-term Borrowings	1.43%	1.54%	1.42%	1.60%	1.90%	(47)	bps
Securitized Borrowings	1.89%	1.88%	1.82%	1.74%	1.67%	22	bps
Other Long-term Borrowings	5.11%	5.09%	5.28%	5.54%	5.24%	(13)	bps
Total Interest-bearing Liabilities	1.77%	1.77%	1.74%	1.71%	1.67%	10	bps

Net Interest Margin	9.69%	9.76%	9.78%	9.84%	9.87%	(18)	bps
Net Yield on Interest-earning Assets	8.17%	8.28%	8.36%	8.35%	8.21%	(4)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	March 31, 2015 vs. March 31, 2014
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$67,648	$69,969	$67,366	$65,875	$63,852	$3,796	6%
Average Loans [1,2]	$68,148	$67,930	$66,481	$64,728	$64,227	$3,921	6%

Interest Yield	11.37%	11.40%	11.36%	11.42%	11.44%	(7)	bps
Gross Principal Charge-off Rate	2.82%	2.70%	2.63%	2.82%	2.82%	—	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	2.98%	2.86%	2.79%	3.01%	3.01%	(3)	bps
Net Principal Charge-off Rate	2.14%	2.06%	1.94%	2.08%	2.08%	6	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.26%	2.18%	2.06%	2.22%	2.22%	4	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3,4]	1.57%	1.66%	1.64%	1.56%	1.65%	(8)	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3,4]	0.78%	0.78%	0.75%	0.73%	0.80%	(2)	bps
Gross Principal Charge-off Dollars	$474	$463	$440	$455	$447	$27	6%
Net Principal Charge-off Dollars	$360	$355	$324	$337	$329	$31	9%
Net Interest and Fee Charge-off Dollars	$95	$91	$85	$87	$89	$6	7%
Loans Delinquent Over 30 Days [3,4]	$1,006	$1,100	$1,043	$964	$985	$21	2%
Loans Delinquent Over 90 Days [3,4]	$500	$517	$476	$451	$478	$22	5%

Allowance for Loan Loss (period end)	$1,776	$1,746	$1,644	$1,614	$1,591	$185	12%
Change in Loan Loss Reserves	$30	$102	$30	$23	($57)	$87	153%
Reserve Rate	2.63%	2.50%	2.44%	2.45%	2.49%	14	bps
Reserve Rate Excluding PCI Loans [3]	2.72%	2.59%	2.54%	2.56%	2.61%	11	bps

CREDIT CARD LOANS
Ending Loans	$53,499	$56,128	$53,699	$52,742	$50,879	$2,620	5%
Average Loans	$54,038	$54,168	$53,130	$51,718	$51,347	$2,691	5%

Interest Yield	12.05%	12.08%	12.04%	12.10%	12.14%	(9)	bps
Gross Principal Charge-off Rate	3.21%	3.03%	2.99%	3.22%	3.22%	(1)	bps
Net Principal Charge-off Rate	2.40%	2.26%	2.16%	2.33%	2.32%	8	bps
Delinquency Rate (over 30 days) [4]	1.64%	1.73%	1.71%	1.63%	1.72%	(8)	bps
Delinquency Rate (over 90 days) [4]	0.86%	0.85%	0.82%	0.80%	0.87%	(1)	bps
Gross Principal Charge-off Dollars	$428	$413	$400	$415	$408	$20	5%
Net Principal Charge-off Dollars	$319	$309	$289	$300	$294	$25	9%
Loans Delinquent Over 30 Days [4]	$879	$971	$920	$860	$876	$3	0%
Loans Delinquent Over 90 Days [4]	$458	$480	$440	$420	$442	$16	4%

Allowance for Loan Loss (period end)	$1,492	$1,474	$1,388	$1,359	$1,342	$150	11%
Change in Loan Loss Reserves	$18	$86	$29	$17	($64)	$82	128%
Reserve Rate	2.79%	2.63%	2.58%	2.58%	2.64%	15	bps

Total Discover Card Volume	$28,725	$33,211	$32,091	$31,732	$28,077	$648	2%
Discover Card Sales Volume	$26,379	$30,871	$29,609	$29,341	$25,697	$682	3%
Rewards Rate	1.02%	1.67%	1.03%	0.91%	1.03%	(1)	bps
[1] Total Loans includes mortgages and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

[4] During the first quarter of 2015, a payment processing change was implemented which had the effect of contributing favorably to the delinquencies of certain accounts. These changes partially contributed to the decline in the delinquency rate

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	March 31, 2015 vs. March 31, 2014
PRIVATE STUDENT LOANS
Ending Loans	$8,696	$8,510	$8,494	$8,251	$8,372	$324	4%
Ending PCI Loans [1]	$3,519	$3,660	$3,788	$3,915	$4,046	($527)	(13%)

Interest Yield	6.95%	6.85%	6.82%	6.84%	6.85%	10	bps
Net Principal Charge-off Rate	0.61%	0.79%	0.61%	0.68%	0.67%	(6)	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.03%	1.40%	1.14%	1.30%	1.31%	(28)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.66%	1.80%	1.78%	1.66%	1.79%	(13)	bps

Reserve Rate	1.63%	1.59%	1.56%	1.55%	1.45%	18	bps
Reserve Rate excluding PCI Loans [2]	2.18%	2.20%	2.21%	2.29%	2.16%	2	bps

PERSONAL LOANS
Ending Loans	$5,065	$5,007	$4,830	$4,579	$4,310	$755	18%

Interest Yield	12.19%	12.25%	12.21%	12.49%	12.54%	(35)	bps
Net Principal Charge-off Rate	2.22%	2.20%	1.92%	1.95%	2.07%	15	bps
Delinquency Rate (over 30 days)	0.76%	0.79%	0.75%	0.66%	0.68%	8	bps

Reserve Rate	2.43%	2.40%	2.23%	2.37%	2.52%	(9)	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	March 31, 2015 vs. March 31, 2014
DIRECT BANKING
Interest Income	$1,929	$1,974	$1,926	$1,863	$1,833	$96	5%
Interest Expense	300	302	288	274	270	30	11%
Net Interest Income	1,629	1,672	1,638	1,589	1,563	66	4%
Other Income	468	286	475	503	436	32	7%
Revenue Net of Interest Expense	2,097	1,958	2,113	2,092	1,999	98	5%
Provision for Loan Losses	388	454	356	360	270	118	44%
Total Other Expense	828	858	776	748	735	93	13%
Income Before Income Taxes	$881	$646	$981	$984	$994	($113)	(11%)

Net Interest Margin	9.70%	9.77%	9.79%	9.85%	9.88%	(18)	bps
Pretax Return on Loan Receivables	5.24%	3.78%	5.86%	6.10%	6.29%	(105)	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM
Other Income	74	79	77	80	79	(5)	(6%)
Revenue Net of Interest Expense	74	79	77	80	79	(5)	(6%)
Provision for Loan Losses	2	3	(2)	—	2	—	0%
Total Other Expense	45	74	51	49	49	(4)	(8%)
Income Before Income Taxes	$27	$2	$28	$31	$28	($1)	(4%)

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate)

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel I, to be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Under Basel III, to be considered "well-capitalized," total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 10%, 8%, 5%, and 6.5% respectively must be maintained. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Prior to January 1, 2015 regulatory capital ratios are calculated under Basel I. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III. Tier 1 Common Capital Ratio calculated under Basel I represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital (Basel I) to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014
GAAP total common equity	$10,651	$10,574	$10,741	$10,821	$10,461
Less: Goodwill	(257)	(257)	(284)	(284)	(284)
Less: Intangibles	(175)	(176)	(177)	(179)	(182)
Tangible common equity [1]	$10,219	$10,141	$10,280	$10,358	$9,995
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital		138	70	73	71
Total tier 1 common capital (Basel I) [2]		$10,279	$10,350	$10,431	$10,066
Add: Adjustments related to capital components [3]		26	21	N/A	N/A
Common equity Tier 1 capital (Basel III fully phased-in)		$10,305	$10,371	N/A	N/A

Common equity Tier 1 capital (Basel III transition)	$10,495
Adjustments related to capital components during transition [4]	(88)
Common equity Tier 1 capital (Basel III fully phased-in)	$10,407

Risk weighted assets (Basel I)	N/A	$72,889	$70,132	$68,755	$67,365
Risk weighted assets (Basel III transition)	$70,864	N/A	N/A	N/A	N/A
Risk weighted assets (Basel III fully phased-in) [5]	$70,757	$73,315	$70,560	N/A	N/A

Tier 1 common capital ratio (Basel I) [6,7]	N/A	14.1%	14.8%	15.2%	14.9%
Common equity Tier 1 capital ratio (Basel III transition) [6]	14.8%	N/A	N/A	N/A	N/A
Common equity Tier 1 capital ratio (Basel III fully phased-in) [6,8]	14.7%	14.1%	14.7%	N/A	N/A

GAAP book value per share	$25.22	$24.79	$24.82	$24.46	$23.53
Less: Goodwill	(0.58)	(0.57)	(0.62)	(0.62)	(0.60)
Less: Intangibles	(0.39)	(0.39)	(0.39)	(0.38)	(0.39)
Less: Preferred Stock	(1.26)	(1.25)	(1.23)	(1.20)	(1.20)
Tangible common equity per share	$22.99	$22.58	$22.58	$22.26	$21.34

1 Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

2 Tier 1 common capital (under Basel I), a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so users of this information are advised to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital

3 Adjustments related to capital components for fully phased-in Basel III include deferred tax liabilities related to intangible assets and deduction for deferred tax assets

4 Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion

5 Key differences under fully phased-in Basel III rules in the calculation of risk-weighted assets include higher risk weighting for past due loans and unfunded commitments

6 As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I at December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014

7 Tier 1 common capital ratio is calculated using tier 1 common capital (Basel I), a non-GAAP measure, divided by risk weighted assets (Basel I)

8 Common equity tier 1 capital ratio (Basel III fully phased-in) is calculated using common equity tier 1 capital (Basel III fully phased-in), a non-GAAP measure, divided by risk weighted assets (Basel III fully phased-in)

Note: See Glossary of Financial Terms for definitions of financial terms